SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 18, 1996


                            SEARS, ROEBUCK AND CO.

              (Exact name of registrant as specified in charter)


   New York                1-416                   36-1750680
(State or Other         (Commission               (IRS Employer
Jurisdiction of         File Number)            Identification No.)
Incorporation)



3333 Beverly Road, Hoffman Estates, Illinois            60179
(Address of principal executive offices)              (Zip Code)







Registrant's telephone number, including area code (847) 286-2500

Item 5.     Other Events.

      On July 18, 1996, the Registrant issued its second quarter earnings press release attached hereto as Exhibit 99.



Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

99.         The Exhibit Index on page E-1 is incorporated herein by reference.

                                  SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS, ROEBUCK AND CO.





Date:  July 18, 1996               By:    /S/MICHAEL D. LEVIN
                                          MICHAEL D. LEVIN
                                          Senior Vice President,
                                          General Counsel and
                                          Secretary

                                 EXHIBIT INDEX



Exhibit No.

      99.         Sears Roebuck and Co. press release dated July 18, 1996.























                                      E-1